SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 1997
                                                 -------------------------------

                             TOWER REALTY TRUST, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

          Maryland                     1-13375                  13-393855
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)


292 Madison Avenue, 3rd Floor, New York, New York 10017
--------------------------------------------------------------------------------
  (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (212) 448-1864
                                                   -----------------------------

--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated December 31, 1997, as set forth in the pages attached hereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
        ------------------------------------------------------------------

          Included herewith are the following financial statements reflecting the acquisition of 810 Seventh Avenue.

(a)       Financial Statements

          Report of Frank J. Stella, Jr., CPA, Independent Auditor, dated
          February 4, 1998...................................................F-1

          Statement of Revenues and Certain Operating Expenses for the
          period from January 1, 1997 to October 22 (unaudited) and
          the year ended December 31, 1996...................................F-2

          Notes to Statement of Revenues and Certain Operating Expenses......F-3

(b)       Pro forma condensed consolidated statements (unaudited):

          Introduction to Pro forma Condensed Consolidated Financial
          Statements.........................................................F-6

          Pro forma condensed consolidated balance sheet as of September
          30, 1997...........................................................F-7

          Pro forma condensed consolidated statement of income for the nine months ended September 30, 1997 and the pro forma condensed consolidated statement of income for the year ended December 31,
          1996...............................................................F-9

          Notes to Pro forma condensed consolidated financial statements....F-13

(c)       Exhibits.

          23.1    Consent of Frank J. Stella, Jr., C.P.A.



                              FRANK J. STELLA, JR.
                           CERTIFIED PUBLIC ACCOUNTANT

                             305 NORTHERN BOULEVARD
                           GREAT NECK, NEW YORK 10021
                                     -------

                               TEL. (516) 487-1012
                               FAX. (516) 487-1093



To the Board of Directors of
Tower Realty Trust, Inc.


We have audited the accompanying statement of revenues and certain operating expenses of the property located at 810 Seventh Avenue, New York, NY (the "Property") for the year ended December 31, 1996. This statement of revenues and certain operating expenses is the responsibility of the management of the property. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8K/A of Tower Realty Trust, Inc.) as described in Note A and is not intended to be a complete presentation of the property's revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of 810 Seventh Avenue, New York, N.Y. as described in Note A, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                     FRANK J. STELLA, JR., C.P.A.

                                     /S/ Frank J. Stella, Jr.

Great Neck, NY
February 4, 1998

                               810 SEVENTH AVENUE
                            STATEMENT OF REVENUES AND
                           CERTAIN OPERATING EXPENSES



                                      For The Period
                                      January 1, 1997
                                             To                    Year Ended
                                      October 22, 1997         December 31, 1996
                                     ------------------        -----------------
                                        (Unaudited)
Revenues
  Rental income                          $15,115,196            $17,457,278
  Other income                               308,653                255,225
                                         -----------            -----------

      Total Revenues                      15,423,849             17,712,503
                                         -----------            -----------

Certain Operating Expenses
  Property operating and maintenance       4,615,319              5,123,523
  Real estate taxes                        2,804,898              3,685,907
  Other expenses                             237,375                315,500
                                         -----------            -----------

      Total Expenses                       7,657,592              9,125,930
                                         -----------            -----------

      Excess of Revenues Over Certain     $7,766,257             $8,586,573
        Operating Expenses                ==========             ==========








   The Notes to Financial Statements are an integral part of this statement.

                               810 SEVENTH AVENUE
                       NOTES TO STATEMENT OF REVENUES AND
                           CERTAIN OPERATING EXPENSES


NOTE A -       FINANCIAL PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

               FINANCIAL PRESENTATION

               810 Seventh Avenue, LLC ("810") was the owner and operator of the property located at 810 Seventh Avenue, New York, N.Y. (the "Property") during the periods presented in the accompanying financial statements. On October 22, 1997, 810 sold the property to 810 Partners, LLC which subsequently sold it to Tower Realty Trust, Inc. on December 31, 1997

               The accompanying statements of revenues and certain operating expenses have been presented on an historical cost basis because the assets and liabilities were sold by 810. These statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and are not representative of the actual operations of the property for the periods presented. Interest, depreciation and amortization and certain other expenses have been excluded because they are not directly related to the future operations of the property and may not be comparable to the expenses expected to be incurred in such future operations.

               REVENUE RECOGNITION

               Space is leased to tenants under leases ranging from 1 to 19 years. Rental income is recognized over the terms of the leases as it is earned.

               FUTURE RENTAL INCOME

               The future minimum lease payments to be received by the property as of December 31, 1996, under non cancelable operating leases expiring on various dates through 2016, are as follows:

                    1997                           $  15,380,000
                    1998                              15,200,000
                    1999                              14,241,000
                    2000                              13,580,000
                    2001                              11,606,000
                    Thereafter                        46,504,000
                                                   -------------
                                                    $116,511,000
                                                   =============

                               810 SEVENTH AVENUE
                       NOTES TO STATEMENT OF REVENUES AND
                           CERTAIN OPERATING EXPENSES


NOTE A -       FINANCIAL PRESENTATION AND SIGNIFICANT ACCOUNTING
               POLICIES (CONT'D)

               FUTURE RENTAL INCOME (CONT'D)

               At December 31, 1996 and October 22, 1997, no tenant occupied more than 15% of the total space or provided more than 15% of the property's total revenue.

               USE OF ESTIMATES

               The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported on the statements of revenues and certain operating expenses. Actual results could differ from those estimates.

NOTE B -       UNAUDITED INTERIM STATEMENT

               The statement of revenues in excess of certain operating expenses for the period January 1, 1997 to October 22, 1997 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation have been included. The results of operations presented on this statement are not necessarily indicative of the property's operations for the year ended December 31, 1997.

                            Tower Realty Trust, Inc.
                Information Pursuant To Rule 3-14 Regulation S-X


MANAGEMENT ASSESSMENT

     Management's assessment of the property prior to the acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspects of the property, location, condition and quality of design and construction are evaluated. Management also conducts engineering and environmental studies. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisitions other than those discussed above.

ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM OPERATIONS.

     No income taxes have been provided because Tower Realty Trust, Inc. (the "Company") is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

     The following presents an estimate of funds generated from operations from 810 Seventh Avenue for the year ended December 31, 1996 based on the Statements of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Funds generated from Operations for
   the year ended December 31, 1996           $8,587,000

                            Tower Realty Trust, Inc.
              Proforma Condensed Consolidated Financial Statements
                                   (Unaudited)



     The following pro forma condensed consolidated balance sheet at September 30, 1997 reflected the acquisition of 810 Seventh Avenue as if the transaction had occurred on that date.

     The pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 assumes the acquisition of 810 Seventh Avenue as if it had occurred on January 1, 1996. This pro forma information is based on the historical statements of the Company and Tower Predecessor after giving effect to the acquisition of this property.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma condensed consolidated statements of operations may not be indicative of the results that would have actually occurred had the acquisitions been made on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's and Tower Predecessor's unaudited financial statements as of September 30, 1997 and for the period then ended as reported on Form 10Q, and the audited financial statements of Tower Predecessor for the year ended December 31, 1996 as reported in the Company's registration statement on Form S-11, and the Statement of Revenues and Certain Operating Expenses appearing elsewhere in this document and the accompanying notes.

Tower Realty Trust, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 1997
(Unaudited)
(In thousands)


                                                                              Previously
                                                         The                   Reported      Previously   810 Seventh
                                                       Company  Predecessor   Pro Forma       Reported        Ave.        Pro Forma
                                                     Historical Historical   Adjustments      Pro Forma    Acquisition       (1)
                                                  ----------------------------------------------------------------------------------
Assets:

Real Estate, net                                                $128,077      $326,595        $454,672        $150,144     $604,816
Deferred Charges, net                                 11,200     11,779        (9,926)         13,053           1,276       14,329
Receivables, net                                        190       4,343        (1,333)          3,200            132         3,332
Unbilled Rent Receivable                                         14,230        (14,230)          0               0             0
Escrowed funds                                                     765         (765)             0              514           514
Cash and cash equivalents                               66        4,947        46,161          51,174         (49,914)       1,260
Investments in joint ventures                           188       4,725        (2,627)          2,286                        2,286
Other Assets                                                      2,648          472            3,120           1,724        4,844
                                                  ----------------------------------------------------------------------------------

   Total Assets                                      $11,644     $171,514     $344,347        $527,505        $103,876     $631,381
                                                  ==================================================================================

Liabilities and Shareholders' Equity (Deficit)
Debt on real estate                                    $12,299   $194,638     ($95,937)       $111,000        $100,000      $211,000
Accounts payable and other liabilities                   487      26,384       (13,919)        12,952           3,876        16,828
Amounts due to affiliates                               (749)     10,723       (9,974)            0               0             0
                                                  ----------------------------------------------------------------------------------

                  Total Liabilities                    $12,037   $231,745     ($119,830)      $123,952        $103,876      $227,828
                                                  ----------------------------------------------------------------------------------
Minority Interest in Operating Partnership                                     $34,646         $34,646                       $34,646

                                                  ----------------------------------------------------------------------------------

                                      F-7


                                                                              Previously
                                                         The                   Reported      Previously  810 Seventh
                                                       Company  Predecessor   Pro Forma       Reported       Ave.         Pro Forma
                                                     Historical Historical   Adjustments      Pro Forma   Acquisition        (1)
                                                     -------------------------------------------------------------------------------
Shareholders' Equity:
Preferred Shares 50,000,000 shares
authorized, none issued and
outstanding
Common shares, $.01 par value, 150,000,000
shares authorized; 16,920,465 shares issued
and outstanding (historical) and 16,920,455
shares issued and outstanding (pro forma)                $1                      $168           $169                         $169
Additional paid in capital                                                     368,432         368,432                      368,432
Distribution in excess of accumulated earnings                                     0              0                            0
Owners' equity (deficit)                                (394)    (60,231)       60,931           306                          306
                                                  ----------------------------------------------------------------------------------
   Total shareholders' equity (deficit)                ($393)    ($60,231)    $429,531        $368,907         $0          $368,907
                                                  ----------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity
(deficit)                                             $11,644    $171,514      $344,347       $527,505      $103,876       $631,381
                                                  ==================================================================================

See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.


                                      F-8



Tower Realty Trust, Inc.
Pro Forma Condensed Consolidated Income Statement
For the nine months ended September 30, 1997
(Unaudited)
(In thousands, except per share amounts)



                                                                                   810 Seventh
                                                          Previously                  Ave.
                                                The        Reported   Previously   Acquisition
                                              Company     Pro Forma    Reported     Pro Forma
                                            Historical   Adjustments   Pro Forma   Adjustments     Pro Forma
                                                                                   (3) (4) (5)(7)     (2)
                                           -------------------------------------------------------------------

Revenues:
  Rental income                                            36,473      56,286       14,024         70,310
  Other revenues                              1,180       (1,738)        322          287            609
                                           -------------------------------------------------------------------
      Total Revenues                          1,180        34,735      56,608       14,311         70,919

Expenses:
  Property operating and maintenance                       10,219      14,428        4,282         18,710
  Real Estate Taxes                                        4,775        8,268        2,603         10,871
  General office and administration           1,532        (706)        2,956         220           3,176
  Interest Expense                             229        (4,972)       6,029        5,040         11,069
  Depreciation and Amortization                            5,027       10,282        2,250         12,532
  Ground rent and air rights expense                                     449                         449
                                           -------------------------------------------------------------------
       Total Expenses                         1,761        14,343      42,412        14,395        56,807

Equity in income of joint ventures             188           15          288                        288
Income before minority interest               (393)        20,407      14,484         (84)         14,400
Minority interest in Operating Partnership                 (1,185)     (1,185)          7          (1,178)

                                      F-9


                                                                                   810 Seventh
                                                          Previously                  Ave.
                                                The        Reported   Previously   Acquisition
                                              Company     Pro Forma    Reported     Pro Forma
                                            Historical   Adjustments   Pro Forma   Adjustments     Pro Forma
                                                                                   (3) (4) (5)(7)     (2)
                                            -------------------------------------------------------------------
Net Income                                     (393)       19,222       13,299         (77)         13,222


Net income per common share - basic                                                                  $0.78
Net income per common share - dilutive                                                               $0.78

Weighted average number of common shares
   outstanding                                                                                      16,920
                                                                                                    ------

Effect of dilutive shares                                                                             0
                                                                                                    ------

Weighted average number of dilutive shares                                                          16,920
                                                                                                    ------
  outstanding

See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

Tower Realty Trust, Inc.
Pro Forma Condensed Consolidated Income Statement
For the year ended December 31, 1996
(Unaudited)
(In thousands, except per share amounts)

                                                                                           810 Seventh
                                                              Previously                       Ave.
                                                               Reported     Previously     Acquisition        Other
                                             Predecessor      Pro Forma      Reported       Pro Forma       Pro Forma
                                             Historical      Adjustments     Pro Forma     Adjustments     Adjustments     Pro Forma
                                                                                           (3) (4) (5)          (6)           (2)
                                           -----------------------------------------------------------------------------------------
Revenues:
   Rental income                               $26,138          46,801        72,939          17,458        (2,680)           87,717
   Other revenues                               2,596            (893)         1,703           255            (274)            1,684
                                           -----------------------------------------------------------------------------------------
         Total Revenues                        28,734           45,908        74,642          17,713        (2,954)           89,401

Expenses:
   Property operating and maintenance           5,481           13,032        18,513          5,124         (1,146)           22,591
   Real Estate Taxes                            4,722            4,659         9,381          3,686           (783)           13,914
   General office and administration            3,494           (5,872)       (2,378)          316             124             3,803
   Interest Expense                            15,511            6,789        22,300          6,720            950            15,710
   Depreciation and Amortization                6,853                          6,853          3,000         (1,019)           15,623
   Ground rent and air rights expense            599                            599                                              599
     Total Expenses                            36,660           18,608        55,268          18,846        (1,874)           72,240

Equity in income of joint ventures               461             (63)           398                             12               410
Income before minority interest                (7,465)          27,237        19,772         (1,133)        (1,068)           17,571
Minority interest in Operating Partnership                       1,878         1,701           (97)            (93)            1,511


Net Income                                    $(7,465)          25,359        18,071         $(1,036)        $(975)           16,060
                                           =========================================================================================


                                      F-11



                                                                                                                         Pro Forma
                                                                                                                            (2)
                                                                                                                         ---------

Net income per common share - basic                                                                                        $ .95
Net income per common share - dilutive                                                                                     $ .95

Weighted average number of common shares
   outstanding                                                                                                            16,920
Effect of dilutive shares                                                                                                    0
                                                                                                                         ---------
Weighted average number of dilutive shares                                                                                16,920
                                                                                                                         ---------
  outstanding

See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

                            TOWER REALTY TRUST, INC.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT
                                   (UNAUDITED)

     810 Seventh Avenue was acquired on December 31, 1997 through a combination of a $100 million mortgage payable and working capital of the Company. The purchase price was approximately $150 million, including closing and other costs of approximately $6.7 million.

     The Pro forma Condensed Consolidated Financial Statements are based on the following:

     (1) The Pro forma Condensed Consolidated Balance Sheet as of September 30, 1997, as presented in the Company's Report on Form 10Q, adjusted to incorporate the acquisition of 810 Seventh Avenue as of September 30, 1997.

     (2) The Pro forma Condensed Consolidated Income Statements for the periods ended September 30, 1997 and December 31, 1996 as presented in the Company's Report on Form 10Q and the registration statement as presented on Form S-11 dated as of October 9, 1997, respectively, adjusted for the acquisition of 810 Seventh Avenue as of January 1, 1996.

     (3)  Interest on the $100,000,000 mortgage note at 6.72% per annum.

     (4) Depreciation expense on the building on a straight line basis over 40 years.

     (5) Minority Interest at 8.6%, consistent with the percentage of minority interest in the Company.

     (6) Adjustments made for changes which occurred subsequent to registration statement as presented on Form S-11 dated as of October 9, 1997 (e.g., overallotment of shares, interest rate assumption on debt).

     (7) Amounts derived from the Statement of Revenues and Certain Operating Expenses, adjusted to September 30, 1997.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                            TOWER REALTY TRUST, INC.
                                  (Registrant)

Date:  March 2, 1998         /s/  Lawrence H. Feldman
                             -----------------------------
                             By:  Lawrence H. Feldman
                                  Chairman of the Board, Chief Executive Officer
                                  and President

                                  Exhibit Index
                                  -------------

     The following exhibits are filed as part of this Current Report on Form 8-K/A.

Exhibit No.                          Description
-----------                          -----------

23.1                                 Consent of Frank J. Stella, Jr., C.P.A.